EXHIBIT 10.34

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

Dated as of March 15, 2002

among

Euramax International, Inc. and Each Other Grantor

From Time to Time Party Hereto

and

BNP PARIBAS

as Agent

i

ii

ANNEXES AND SCHEDULES

Annex 1	Deposit Account Control Agreement
Annex 2	Control Account Agreement
Annex 3	Pledge Amendment
Annex 4	Joinder Agreement
Annex 5	Short Form Copyright Security Agreement
Annex 6	Short Form Patent Security Agreement
Annex 7	Short Form Trademark Security Agreement

Schedule 1	State of Incorporation; Principal Executive Office
Schedule 2	Pledged Collateral
Schedule 3	Filings
Schedule 4	Location of Inventory and Equipment
Schedule 5	Intellectual Property
Schedule 6	Bank Accounts; Control Accounts

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of March 15, 2002, by Euramax International, Inc., a Delaware corporation (the “Company”), and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.10 (each a “Grantor” and, collectively, the “Grantors”), in favor of BNP Paribas (“BNP Paribas”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company and the other Loan Parties party thereto, the Lenders, the Swing Loan Lender and Issuers party thereto, which Credit Agreement amends and restates the Amended and Restated Credit Agreement, dated as of July 16, 1997 (as amended, supplemented or otherwise modified from time to time prior to the Closing Date, the “Restated Credit Agreement”), among the Loan Parties party thereto, the Lenders and Issuer referred to therein and the Agent, which Restated Credit Agreement amended and restated the Credit Agreement, dated as of September 25, 1996, as amended, supplemented or otherwise modified from time to time prior to the effectiveness of the Restated Credit Agreement, among the Loan Parties party thereto, the Lenders and Issuer referred to therein and the Agent, and the Agent, the Lenders, the Swing Loan Lender and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth in the Credit Agreement;

WHEREAS, the Grantors are each party to a Guaranty pursuant to which they have guaranteed the Obligations;

WHEREAS, Laminated Products, Inc., an Indiana corporation (“Laminated Products”), has entered into a Security Agreement, dated as of April 30, 1997 (as amended, supplemented or otherwise modified from time to time, the “Laminated Products Security Agreement”);

WHEREAS, Fabral Holdings, Inc., a Delaware corporation (“Fabral Holdings”), has entered into a Security Agreement, dated as of July 16, 1997 (as amended, supplemented or otherwise modified from time to time, the “Fabral Holdings Security Agreement”);

WHEREAS, Fabral, Inc., a Delaware corporation (“Fabral, Inc.”), has entered into a Security Agreement, dated as of July 16, 1997 (as amended, supplemented or otherwise modified from time to time, the “Fabral Security Agreement”);

WHEREAS, each of Amerimax UK, Inc. (f/k/a Amerimax Holdings, Inc.), a Delaware corporation (“Amerimax UK”), Amerimax Fabricated Products, Inc., a Delaware corporation (“U.S. Operating Co.”), and each Operating Company Subsidiary of U.S. Operating Co. (other than Laminated Products, Fabral Holdings, Fabral, Inc. and Amerimax Finance Company, Inc., a Delaware corporation (“AFC”)) has entered into a separate Security Agreement, each dated as of September 25, 1996 (together with the Laminated Products Security Agreement, the Fabral Holdings Security Agreement and the Fabral Security Agreement, each a “Domestic Security Agreement” and, collectively, the “Domestic Security Agreements”);

WHEREAS, the Company has entered into a Pledge Agreement, dated as of December 30, 1999 (as amended, supplemented or otherwise modified from time to time, the “Euramax U.S. Pledge Agreement”);

WHEREAS, Euramax International Limited, a company organized under the laws of England and Wales (“Euramax”), has entered into a Pledge Agreement, dated as of September 25, 1996 (as amended, supplemented or otherwise modified from time to time, the “Euramax Stock (U.S.) and Debt Pledge Agreement”);

WHEREAS, Amerimax UK has entered into a Pledge Agreement, dated as of September 25, 1996 (as amended, supplemented or otherwise modified from time to time, the “Amerimax UK Pledge Agreement”);

WHEREAS, U.S. Operating Co. has entered into a Pledge Agreement, dated as of September 25, 1996 (as amended, supplemented or otherwise modified from time to time, the “U.S. Operating Co. Pledge Agreement”);

WHEREAS, Building Products has entered into a Pledge Agreement, dated September 25, 1996 (as amended, supplemented or otherwise modified from time to time, the “Building Products Pledge Agreement”);

WHEREAS, Fabral Holdings has entered into a Pledge Agreement, dated as of July 16, 1997 (as amended, supplemented or otherwise modified from time to time, the “Fabral Holdings Pledge Agreement”);

WHEREAS, AFC has entered into a Pledge Agreement, dated as of April 10, 2000 (as amended, supplemented or otherwise modified from time to time, the “AFC Pledge Agreement” and together with the Euramax U.S. Pledge Agreement, the Euramax Stock (U.S.) and Debt Pledge Agreement, the Amerimax UK Pledge Agreement, the U.S. Operating Co. Pledge Agreement, the Building Products Pledge Agreement and the Fabral Holdings Pledge Agreement, each a “Domestic Pledge Agreement” and, collectively, the “Domestic Pledge Agreements”);

WHEREAS, in connection with the amendment and restatement of the Restated Credit Agreement, the Grantors and the Agent desire to affirm their previous grants of security interests and Liens and amend and restate the Domestic Security Agreements and the Domestic Pledge Agreements as herein provided; and

WHEREAS, it is a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Swing Loan Lender, the Issuers and the Agent to amend and restate the Restated Credit Agreement and to enter into the Credit Agreement and to induce the Lenders, the Swing Loan Lender and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Agent as follows:

ArTICLE I.  DEFINED TERMS

Section 1.1       Definitions.

(a)   Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

(b)   Terms used herein that are defined in the UCC  have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

“Account Debtor”

“Accounts”

“Chattel Paper”

“Commodity Account”

“Commodity Intermediary”

“Deposit Account”

“Documents”

“Entitlement Holder”

“Entitlement Order”

“Equipment”

“Financial Asset”

“General Intangibles”

“Instruments”

“Inventory”

“Investment Property”

“Letter of Credit Right”

“Proceeds”

“Securities Account”

“Securities Intermediary”

“Security”

“Security Entitlement”

(c)   The following terms shall have the following meanings:

“Additional Pledged Collateral” means all shares of, limited and/or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC that are acquired by any Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.  Additional Pledged Collateral may be General Intangibles or Investment Property.

“Agreement” means this Amended and Restated Pledge and Security Agreement.

“Approved Deposit Account” means a Deposit Account subject to an effective Deposit Account Control Agreement maintained by any Grantor with a Deposit Account Bank.  “Approved Deposit Account” includes all monies on deposit in such Deposit Account and all certificates and instruments, if any, representing or evidencing such Approved Deposit Account.

“Approved Securities Intermediary” means a Securities Intermediary or Commodity Intermediary selected or approved by the Agent and with respect to which a Grantor has delivered to the Agent an executed Control Account Agreement.

“Cash Collateral Account” means any Deposit Account or Securities Account established by the Agent as provided in Section 2.3 in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in Section 5.2 or 5.4 or the Credit Agreement.

“Collateral” has the meaning specified in Section 2.1.

“Control Account” means a Securities Account or Commodity Account subject to an effective Control Account Agreement maintained by any Grantor with an Approved Securities Intermediary.  “Control Account” includes all Financial Assets held in such Securities Account or Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

“Control Account Agreement” means a letter agreement, substantially in the form of Annex 2 (with such changes as may be agreed to by the Agent), executed by the relevant Grantor, the Agent and the relevant Approved Securities Intermediary.

“Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials protected by any Copyright.

“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof and (b) all renewals and the right to obtain all renewals thereof.

“Customary Permitted Liens” means the Liens referred to in Section 7.1(b) through (g) of the Credit Agreement.

“Deposit Account Bank” means a financial institution selected or approved by the Agent and with respect to which a Grantor has delivered to the Agent an executed Deposit Account Control Agreement.

“Deposit Account Control Agreement” means a letter agreement, substantially in the form of Annex 1 (with such changes as may be agreed to by the Agent acting reasonably), executed by the Grantor, the Agent and the relevant Deposit Account Bank.

“Excluded Property” means Special Property other than the following:

(a)  the right to receive any payment of money (including, without limitation, Accounts, General Intangibles and Payment Intangibles) or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC; and

(b)  any Proceeds, substitutions or replacements of any Special Property (unless such Proceeds, substitutions or replacements would constitute Special Property).

“Existing Blocked Account Letters” means the “Blocked Account Letters” (as defined in the Restated Credit Agreement) in effect immediately prior to the Closing Date.

“Intellectual Property” means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any of its Subsidiaries or another Grantor.

“LLC” means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2.

“LLC Agreement” means each operating agreement with respect to an LLC, as each agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“Material Intellectual Property” means Intellectual Property owned by or licensed to a Grantor that is material to such Grantor’s business and listed on Schedule 5.

“Partnership” means each partnership in which a Grantor has an interest, including those set forth on Schedule 2.

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified.

“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (c) all reissues or extensions and all rights to obtain any reissues or extensions of the foregoing.

“Pledged Collateral” means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing.  Pledged Collateral may be General Intangibles or Investment Property.

“Pledged LLC Interests” means all right, title and interest of any Grantor as a member of any LLC and all right, title and interest of any Grantor in, to and under any LLC Agreement to which it is a party.

“Pledged Notes” means all right, title and interest of any Grantor in the Instruments evidencing all Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2, issued by the obligors named therein.

“Pledged Partnership Interests” means all right, title and interest of any Grantor as a limited and/or general partner in all Partnerships and all right, title and interest of any Grantor in, to and under any Partnership Agreements to which it is a party.

“Pledged Stock” means the shares of capital stock owned by each Grantor, including all shares of capital stock listed on Schedule 2.

“Secured Obligations” means, in the case of the Borrowers, the Obligations, and, in the case of any other Loan Party, the obligations of such Loan Party under the Guaranty and the other Loan Documents to which it is a party.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Property” means:

(a)  any permit, lease or license held by any Grantor that validly prohibits the creation by such Grantor of a security interest therein;

(b)  any permit, lease or license held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein; and

(c)  Equipment owned by any Grantor on the date hereof that is subject to a purchase money Lien or a Capital Lease Obligation if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

in each case only to the extent, and for so long as, such permit, lease, license, contract or other agreement, or Requirement of Law applicable thereto, validly prohibits the creation of a Lien in such property in favor of the Agent (and upon the termination of such prohibition (howsoever occurring) such permit, lease, license or equipment shall cease to be “Special Property”).

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof or otherwise, and all common-law rights related thereto and (b) all renewals and the right to obtain all renewals thereof.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Agent’s and the other Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Vehicles” means all vehicles covered by a certificate of title law of any state.

Section 1.2            Certain Other Terms

(a)   In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including”

(b)   The terms “herein,” “hereof,” “hereto” and “hereunder” and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(c)   References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

(d)   The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e)   Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(f)    Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

(g)   The term “including” means “including without limitation” except when used in the computation of time periods.

(h)   The terms “Lender,” “Issuer,” “Agent” and “Secured Party” include their respective successors.

(i)    References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II.  Grant of Security Interest

Section 2.1            Collateral.  For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a)   all Accounts;

(b)   all Chattel Paper;

(c)   all Deposit Accounts;

(d)   all Documents;

(e)   all Equipment;

(f)    all General Intangibles;

(g)   all Instruments;

(h)   all Inventory;

(i)    all Investment Property;

(j)    all Letter of Credit Rights;

(k)   all Vehicles;

(l)    all books and records pertaining to the other property described in this Section 2.1;

(m)  all other goods and personal property of such Grantor, whether tangible or intangible, and wherever located;

(n)   all property of any Grantor held by the Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power; and

(o)   to the extent not otherwise included, all Proceeds.

Section 2.2            Grant of Security Interest in Collateral.  Each Grantor party to any of the Domestic Security Agreements or Domestic Pledge Agreements hereby confirms and acknowledges the continuance of the security interests and Liens granted by it under the Domestic Security Agreements and the Domestic Pledge Agreements.  In addition, each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby affirms the security interests and Liens granted under the Domestic Security Agreements to which it is a party and the Domestic Pledge Agreements to which it is a party and collaterally assigns, mortgages, pledges and hypothecates to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor; provided, however, that the foregoing grant of a security interest shall not include a security interest in Excluded Property and provided, further, that if and when the prohibition which prevents the granting by such Grantor to the Agent of a security interest in such Excluded Property is removed or otherwise terminated, the Agent will be deemed to have, and at all times from and after the date hereof to have had, a security interest in such Excluded Property, as the case may be.

Section 2.3            Cash Collateral Accounts.  The Agent may establish one or more other Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine.  Each such account shall be in the name of the Agent (but may also have words referring to a Grantor and the account’s purpose).  Each Grantor agrees that each such account shall be under the control of the Agent.  The Agent shall be the Entitlement Holder with respect to each such Securities Account and the only Person authorized to give Entitlement Orders with respect thereto.  Without limiting the foregoing, funds on deposit in any Cash Collateral Account may, at the request of a Grantor, be invested in Cash Equivalents at the direction of the Agent and, except during the continuance of an Event of Default, the Agent agrees with each Grantor to issue Entitlement Orders for such investments in Cash Equivalents as requested by each Grantor; provided, however, that the Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon.  No Loan Party or Person claiming on behalf of or through any Loan Party shall have any right to demand payment of any of the funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Obligations.  The Agent shall apply all funds on deposit in a Cash Collateral Account as provided in the Credit Agreement and except during the continuance of an Event of Default agrees to cause any funds remaining on deposit therein after all Obligations then due and payable have been satisfied and all Letter of Credit Obligations have been cash collateralized to be paid at the written direction of the Grantor entitled thereto.  Except during the continuance of an Event of Default, the Agent agrees to cause any funds on deposit in a Cash Collateral Account to be paid at the written direction of a Loan Party.

ARTICLE III.  Representations And Warranties

To induce the Lenders, the Issuers and the Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Agent, the Lenders, the Issuers and the other Secured Parties:

Section 3.1            Title; No Other Liens.  Except for the Lien granted to the Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities, is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any and all Liens.

Section 3.2            Perfection and Priority.  The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Agent in the Collateral (other than in respect of perfection relating to Collateral consisting of

Vehicles or commercial tort claims) for which perfection is governed by the UCC or filing with the United States Copyright Office or, if applicable, the United States Patent and Trademark Office, as the case may be, upon (a) the completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Agent in completed and, if applicable, duly executed form), (b) the delivery to the Agent of all Collateral consisting of Instruments and certificated securities, in each case properly endorsed for transfer to the Agent or in blank, (c) the execution of Control Account Agreements with respect to Investment Property not in certificated form, (d) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts (other than the Cash Collateral Account) and (e) all appropriate filings having been made with the United States Copyright Office or, if necessary, the United States Patent and Trademark Office, as the case may be.  Such security interest will be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Agent’s Lien by operation of law or otherwise as permitted under the Credit Agreement.

Section 3.3            Jurisdiction of Organization; Chief Executive Office.

(a)   Except as set forth on Schedule 1, within the five-year period preceding the date hereof, such Grantor has not had, or operated in any jurisdiction, under any trade name, fictitious name or other name other than its legal name.

(b)   On the date hereof such Grantor’s jurisdiction of organization, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business is specified on Schedule 1.

Section 3.4            Inventory and Equipment.  On the date hereof, such Grantor’s Inventory and Equipment (other than mobile or portable goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4.

Section 3.5            Pledged Collateral.

(a)   The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor are listed on Schedule 2 and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2.

(b)   All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

(c)   Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(d)   All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of certificated securities or Instruments has been delivered to the Agent in accordance with Section 4.4(a).

(e)   All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

(f)    Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Agent or that consisting of Financial Assets held in a Control Account.

(g)   The LLC Agreement governing any Pledged LLC Interest and the Partnership Agreement governing any Pledged Partnership Interest (in each case other than in respect of a Pledged LLC Interest or Pledged Partnership Interest that is a minority investment) provide that, upon the occurrence and during the continuance of an Event of Default, the Agent shall be entitled to exercise all of the rights of the Grantor granting the  security interest therein, and that a transferee or assignee of a membership interest or partnership interest, as the case may be, of such LLC or Partnership, as the case may be, shall become a member or partner, as the case may be, of such LLC or Partnership, as the case may be, entitled to participate in the management thereof and, upon the transfer of the entire interest of such Grantor, such Grantor ceases to be a member or partner, as the case may be.

Section 3.6            Accounts.  No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.4.

Section 3.7            Intellectual Property.

(a)   Schedule 5 lists all Material Intellectual Property owned by such Grantor on the date hereof, including all licenses of Material Intellectual Property licensed to such Grantor.  The Material Intellectual Property set forth on Schedule 5 for such Grantor constitutes all of the intellectual property rights that are material to conduct its business.

(b)   On the date hereof, all Material Intellectual Property owned by such Grantor is subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Grantor does not infringe the intellectual property rights of any other Person in any manner that could reasonably be expected to have a Material Adverse Effect.

(c)   Except as set forth in Schedule 5, on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d)   Except as set forth in Schedule 5, on the date hereof, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor’s ownership interest or rights in, any Material Intellectual Property owned by such Grantor.

(e)   Except as set forth in Schedule 5, no action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened.  Except as set forth on Schedule 5, there are no claims, judgments or settlements to be paid by such Grantor, as of the date hereof, relating to the Material Intellectual Property.

Section 3.8            Deposit Accounts; Control Accounts.  The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6, which sets forth such information separately for each Grantor.

ARTICLE IV.  COVENANTS

Each Grantor agrees with the Agent to the following, as long as any Obligation remains outstanding in accordance with Section 1.4(c) of the Credit Agreement or any Revolving Credit Commitment remains in effect and unless the Majority Lenders otherwise consent in writing:

Section 4.1            Generally.  Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Liens permitted under Section 7.1 of the Credit Agreement; (b) not use or permit any Collateral to be used unlawfully or in violation of (i) any provision of this Agreement or any other Loan Document or (ii) any Requirement of Law in any material respect or (iii) any policy of insurance covering the Collateral; (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement; (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Agent to sell, assign or transfer any of the Collateral if such restriction would have a Material Adverse Effect; and (e) promptly notify the Agent of its entry into any agreement or assumption of undertaking or combination of related agreements or assumptions that restrict the ability to sell, assign or transfer any of the Collateral in excess of $25,000 regardless of whether or not it has a Material Adverse Effect.

Section 4.2            Maintenance of Perfected Security Interest; Further Documentation.

(a)   Such Grantor will maintain the security interest created by this Agreement as a perfected security interest to the extent and having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons.

(b)   Such Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

(c)   At any time and from time to time, upon the written request of the Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Deposit Account Control Agreements and Control Account Agreements.

Section 4.3            Changes in Locations, Name, Etc.

(a)   Except upon 15 days’ prior written notice to the Agent and delivery to the Agent of (i) all additional executed financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept, such Grantor will not:

(A)                              permit any of the Inventory or Equipment (other than mobile goods or portable goods) to be kept at a location other than those listed on Schedule 4;

(B)                                change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 3.3; or

(C)                                change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

(b)   Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.  If reasonably requested by the Agent, the security interest of the Agent shall be noted on the certificate of title of each Vehicle.

Section 4.4            Pledged Collateral.

(a)   Such Grantor will (i) deliver to the Agent all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), and, at the Collateral Agent’s request, all Instruments (other than Instruments in respect of short-term Cash Equivalents), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (a “Pledge Amendment”) or such other documentation acceptable to the Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account.  Such Grantor authorizes the Agent to attach each Pledge Amendment to this Agreement.  The Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral.  The Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

(b)   Except as provided in Article V, such Grantor shall be entitled to receive all cash dividends or cash interest paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral.  Any sums paid upon or in respect of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of the Pledged Collateral or any property distributed upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional collateral security for the Secured Obligations.  If any sum of money or property so paid or distributed in respect of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

(c)   Except as provided in Article V, such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Agent, enable or permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

(d)   Such Grantor shall not grant control over any Investment Property to any Person other than the Agent.

(e)   In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.  In the case of each Grantor that is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Agent or its nominee and to the substitution of the Agent or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be.  In the case of each Grantor which is a member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to the Agent or its nominee and to the substitution of the Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

(f)    Such Grantor will not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Agent in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including any amendment electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

Section 4.5            Control Accounts; Approved Deposit Accounts.

(a)   Such Grantor will (i) deposit in an Approved Deposit Account all cash received by such Grantor, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than with a Deposit Account Bank, a Lender or an Affiliate of a Lender; provided, however, that any Grantor may (x) maintain payroll, withholding tax and other fiduciary accounts and (y) maintain other accounts so long as the aggregate balance in all such accounts does not exceed $100,000.

(b)   Such Grantor shall instruct each Account Debtor or other Person obligated to make a payment to such Grantor under a General Intangible to make payment, or to continue to make payment, as the case may be, to an Approved Deposit Account and will deposit in an

Approved Deposit Account all Proceeds of such Accounts and General Intangibles received by such Grantor from any other Person immediately upon receipt.

(c)   In the event (i) such Grantor or any Approved Securities Intermediary or Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or Approved Deposit Account for any reason, (ii) the Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary or Deposit Account Bank to comply with the terms of the applicable Control Account Agreement or Deposit Account Control Agreement or (iii) the Agent determines in its sole discretion, exercised reasonably, that the financial condition of an Approved Securities Intermediary or Deposit Account Bank, as the case may be, has materially deteriorated, such Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account or Approved Deposit Account, as the case may be, to make all future payments to another Control Account or Approved Deposit Account, as the case may be.

Section 4.6            Accounts.

(a)   Such Grantor will not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

(b)   Upon the prior reasonable notice from the Agent to the Grantor (other than during the continuance of an Event of Default in which case no such notice shall be required), the Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Agent may reasonably require in connection therewith.  At any time and from time to time, upon the Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that unless a Default or Event of Default shall be continuing, the Agent shall request no more than four such reports during any calendar year.

Section 4.7            Delivery of Instruments and Chattel Paper.  If any amount in excess of $10,000 payable under or in connection with any of the Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Agent, duly indorsed in a manner satisfactory to the Agent, or, if consented to by the Agent, shall mark all such Instruments and Chattel Paper with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of BNP Paribas, as Agent”.  As to any Electronic Chattel Paper, the Grantor will take all necessary actions to establish “control” thereof pursuant to and within the meaning of the UCC.

Section 4.8            Intellectual Property.

Unless the Agent otherwise consents in writing:

(a)   Such Grantor (either itself or through licensees) will (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b)   Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public (excluding any dedication to the public due to the expiration of such Patent).

(c)   Such Grantor (either itself or through licensees) (i) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) will not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain (excluding where such Copyright falls into the public domain due to the expiration of the term of such Copyright).

(d)   Such Grantor (either itself or through licensees) will use its reasonable best efforts to protect any trade secret which is Material Intellectual Property and to prevent such trade secret from becoming publicly available or otherwise unprotectable.

(e)   Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

(f)    Such Grantor will notify the Agent promptly if it knows, or has reason to know, that any application relating to, or registration of any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(g)   Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Agent within ten Business Days after the last day of the fiscal quarter in which such filing occurs.  Upon request of the Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents, and papers as the Agent may reasonably request to evidence the Agent’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(h)   Such Grantor will take all commercially reasonable actions necessary or requested by the Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property owned by such Grantor, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

(i)    In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Agent promptly after such Grantor learns thereof.  Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

(j)    Unless otherwise agreed to by the Agent, such Grantor will execute and deliver to the Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5, (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 and (iii) in the United States Patent and Trademark Office a short-form trademark security agreement in the form attached hereto as Annex 7.

Section 4.9            Vehicles.  Upon the reasonable request of the Agent, within 30 days after the date of such request and, with respect to any Vehicle acquired by such Grantor subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title or ownership indicating the Agent’s first priority security interest in the Vehicle covered by such certificate, and any other necessary documentation, in each office in each jurisdiction that the Agent shall deem advisable to perfect its security interests in the Vehicles.

Section 4.10         Payment of Obligations.  Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

Section 4.11         Insurance.  Such Grantor shall (i) maintain, and cause to be maintained for each of its Subsidiaries insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Grantor or such Subsidiary operates, and such other insurance as may be reasonably requested by the Majority Lenders, and, in any event, all insurance required by any Collateral Documents and (ii) cause all such insurance to name the Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days’ written notice thereof to the Agent (other than in the case of cancellation for non-payment of premiums in which event ten days’ written notice to the Agent shall be required).

Section 4.12         Special Property.  Each Grantor shall from time to time at the request of the Agent give written notice to the Agent identifying in reasonable detail the Special Property (and stating in such notice that such Special Property constitutes “Excluded Property”) and shall provide to the Agent such other information regarding the Special Property as the Agent may reasonably request and, from and after the Effective Date, no Grantor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease, license or equipment in favor of the Agent unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type).

ARTICLE V.  REMEDIAL PROVISIONS

Section 5.1            Code and Other Remedies.  During the continuance of an Event of Default, the Agent may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.  Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the maximum extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released to the maximum extent permitted by law.  Each Grantor further agrees, at the Agent’s request, to assemble the Collateral and make it available to the Agent at places that the Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Agent or any other Secured Party arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 5.2            Accounts and Payments in Respect of General Intangibles.

(a)   If required by the Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Agent if required, in a Cash Collateral Account, subject to withdrawal by the Agent as provided in Section 5.4.  Until so turned over, such payments shall be held by such Grantor in trust for the Agent, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b)   At the Agent’s request, upon the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Account or payments in respect of General Intangible, including all original orders, invoices and shipping receipts.

(c)   The Agent may, without notice, at any time upon the occurrence and during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

(d)   The Agent in its own name or in the name of others may at any time upon the occurrence and during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Agent’s satisfaction the existence, amount and terms of any Accounts or amounts due under any General Intangibles.

(e)   Upon the request of the Agent at any time upon the occurrence and during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Agent and that payments in respect thereof shall be made directly to the Agent.  In addition, the Agent may at any time during the continuance of an Event of Default enforce such Grantor’s rights against such Account Debtors and obligors of General Intangibles.

(f)    Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Agent nor any other Secured Party of any payment relating thereto, nor shall the Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3            Pledged Collateral.

(a)   Upon the occurrence and during the continuance of an Event of Default, upon notice by the Agent to the relevant Grantor or Grantors, (i) the Agent shall have the right to receive any and all Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Agent or its nominee may exercise (A) all voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)   In order to permit the Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

(c)   Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Agent.

Section 5.4            Proceeds to be Turned Over To Agent.  All Proceeds received by the Agent hereunder shall be held by the Agent in a Cash Collateral Account.  All Proceeds while held by the Agent in a Cash Collateral Account (or by such Grantor in trust for the Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

Section 5.5            Registration Rights.

(a)   If the Agent shall determine to exercise its right to sell any of the Pledged Collateral pursuant to Section 5.1, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Collateral, or any portion thereof to be registered under the provisions of the Securities Act, the relevant Grantor will use its best efforts to cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for as long as registration statements are required to remain effective pursuant to applicable Requirements of Law from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Each Grantor agrees to use its best efforts to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction that the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

(b)   Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(c)   Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with any and all other applicable Requirements of Law.  Each Grantor further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to the Agent and other Secured Parties, that the Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

Section 5.6            Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Agent or any other Secured Party to collect such deficiency.

ARTICLE VI.  THE AGENT

Section 6.1            Agent’s Appointment as Attorney-in-Fact.

(a)   Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any document and instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

(i)            in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

(ii)           in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document and paper as the Agent may reasonably request to evidence the Agent’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii)          pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay or discharge any insurance called for by the terms of this Agreement (including any part of the premiums therefor and the costs thereof);

(iv)          execute, in connection with any sale provided for in Section 5.1 or 5.5, any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; and

(v)           (A) direct any party liable for any payment under any of the Collateral to make payment of any moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice or other document in connection with any Collateral; (D)

commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine, including without the execution and filing of any documents necessary to effectuate or record such assignment; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, the Agent agrees that it will not exercise any right under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall occur and be continuing.

(b)   If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)   The reasonable expenses of the Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Credit Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent on demand.

(d)   Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.2            Duty of Agent.  The Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it using reasonable care.  Neither the Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral.  The powers conferred on the Agent hereunder are solely to protect the Agent’s interest in the Collateral and shall not impose any duty upon the Agent or any other Secured Party to exercise any such powers.  The Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their or their officers’, directors’, employees’ or agents’ own gross negligence or willful misconduct.

Section 6.3            Execution of Financing Statements.  Each Grantor authorizes the Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.4            Authority of Agent.  Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE VII.  MISCELLANEOUS

Section 7.1            Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

Section 7.2            Notices.  All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement.

Section 7.3            No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Agent or such other Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 7.4            Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent.

Section 7.5            Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

Section 7.6            Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.7            Section Headings.  The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.8            Entire Agreement.  This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 7.9            Governing Law.  This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.10         Additional Grantors.  If, pursuant to the Credit Agreement, the Company or any Subsidiary thereof shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Agent a Joinder Agreement in the form of Annex 4 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

Section 7.11         Release of Collateral.

(a)   At the time provided in Section 9.8(a) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Agent shall deliver to such Grantor any Collateral of such Grantor held by the Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)   If any of the Collateral shall be sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement, the Collateral so sold or disposed of shall be released from the Lien created hereby to the extent provided in Section 9.8(b) or (c) of the Credit Agreement and, in connection therewith, the Agent, at the request and sole expense of the Company, shall execute and deliver to the Grantors all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.  At the request and sole expense of the Grantors, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; provided, however, that the Grantors shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Grantors stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

Section 7.12         Reinstatement.  Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

Section 7.13         Effectiveness.  On the Effective Date, the Domestic Security Agreements and the Domestic Pledge Agreements shall be amended and restated in their entirety by this Agreement and the the Domestic Security Agreements and the Domestic Pledge Agreements shall thereafter be of no force and effect except as to evidence the grant of the Lien by each Loan Party party thereto in favor of the Agent.  This Agreement does not constitute a novation of the rights, obligations and liabilities of the respective parties existing under the Domestic Security Agreements and the Domestic Pledge Agreements and Liens granted to the Agent thereunder shall remain in full force and effect and shall continue to secure the Secured Obligations of such Grantor (whether incurred before or after the Effective Date).

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

EURAMAX INTERNATIONAL, INC.

By:
Name:
Title:

AMERIMAX UK, INC. (f/k/a Amerimax Holdings, Inc.)

By:
Name:
Title:

AMERIMAX FABRICATED PRODUCTS, INC.

By:
Name:
Title:

AMERIMAX BUILDING PRODUCTS, INC.

By:
Name:
Title:

AMERIMAX COATED PRODUCTS, INC.

By:
Name:
Title:

AMERIMAX LAMINATED PRODUCTS, INC.

By:
Name:
Title:

[Signature Page to the Amended and Restated Pledge and Security Agreement]

AMERIMAX RICHMOND COMPANY

By:
Name:
Title:

AMERIMAX HOME PRODUCTS, INC.

By:
Name:
Title:

AMERIMAX FINANCE COMPANY, INC.

By:
Name:
Title:

FABRAL HOLDINGS, INC.

By:
Name:
Title:

FABRAL, INC.

By:
Name:
Title:

ACCEPTED AND AGREED:

BNP PARIBAS, as Agent

By:
Name:
Title:

[Signature Page to the Amended and Restated Pledge and Security Agreement]

By:
Name:
Title:

[Signature Page to the Amended and Restated Pledge and Security Agreement]

Annex 1 to

Amended and Restated Pledge and Security Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

[Date]

[Deposit Account Bank]

[Address]

Ladies and Gentlemen:

Reference is made to account no. [                  ] maintained with you (the “Bank”) by [              ] (the “Company”) into which funds are deposited from time to time (the “Account”).  The Company has entered into a Second Amended and Restated Credit Agreement, dated as of March 15, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the other Loan Parties party thereto, the Lenders, Swing Loan Lender and Issuers party thereto and BNP Paribas, as agent for the Lenders, Swing Loan Lender and Issuers (in such capacity the “Agent”).

Pursuant to the Credit Agreement and related documents, the Company has granted to the Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the “Collateral”).  Payments with respect to the Collateral are or hereafter may be made to the Account.

The Company hereby transfers to the Agent exclusive control of the Account and all funds and other property on deposit therein.  By your execution of this letter agreement, you (a) agree that you will comply with instructions originated by the Agent directing disposition of the funds and other property on deposit in the Account without further consent of the Company and (b) acknowledge that the Agent now has exclusive control of the Account, that all funds in the Account, to the extent required herein, shall be transferred to the Agent as provided herein, that the Account is being maintained by you for the benefit of the Agent and that all amounts and other property therein are held by you as custodian for the Agent.

Except as provided in paragraph (d) below, the Account shall not be subject to deduction, set-off, banker’s lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Agent.  By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account (other than any prior pledge or assignment in favor of the Agent) and have not executed any agreements with third parties (other than the Agent) covering the disposition of funds in the Account.  You agree with the Agent as follows:

(a)   Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and will be maintained for the benefit of the Agent and will be, except as provided in clause (b) below, subject to written instructions only from an authorized officer of the Agent.

(b)   Prior to the delivery to you of a written notice from the Agent in the form of Exhibit A hereto (a “Blockage Notice”), you are authorized to follow the instructions of the Company with respect to the disposition of any and all funds in the Account.

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(c)   From and after the delivery to you of a Blockage Notice, you will transfer (by wire transfer or other method of transfer mutually acceptable to you and the Agent) to the Agent, in same day funds, on each business day, the entire balance in the Account to the following account:

ABA Number:
BNP Paribas
The Equitable Tower
787 Seventh Avenue
New York, NY 10019

Account Name:
Concentration Account
Account Number:
Reference:
Attn:

or to such other account as the Agent may from time to time designate in writing (the “Agent Concentration Account”).

(d)   All customary service charges and fees with respect to the Account shall be debited to the Account.  In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Agent, the Secured Parties referred to in the Credit Agreement and the respective successors, transferees and assigns of any of the foregoing.  This letter agreement may not be modified except upon the mutual consent of the Agent, the Company and you. You may terminate the letter agreement only upon 30 days’ prior written notice to the Company and the Agent.  The Agent may terminate this letter agreement upon 10 days’ prior written notice to you and the Company.  Upon such termination you shall close the Account and transfer all funds in the Account to the Agent Concentration Account or as otherwise directed by the Agent.  After any such termination, you shall nonetheless remain obligated promptly to transfer to the Agent Concentration Account or as the Agent may otherwise direct all funds and other property received in respect of the Account.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Agent, the Company and you.

This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

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Upon acceptance of this letter agreement it will be the valid and binding obligation of the Company, the Agent, and you, in accordance with its terms.

Very truly yours,

[LOAN PARTY]

By:
Name:
Title:

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

[DEPOSIT ACCOUNT BANK]

By:
Name:
Title:

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EXHIBIT A

to

DEPOSIT ACCOUNT CONTROL AGREEMENT

Form of Agent Blockage Notice

[Deposit Account Bank]

[Address]

Re:          Account No.                                            (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Deposit Account Control Agreement dated                , 20     among you, BNP Paribas, as Agent (the “Agent”), and [                      ] (the “Deposit Account Control Agreement”).  Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The Agent hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Agent) to the Agent, in same day funds, on each business day, the entire balance in the Account to the Agent Concentration Account specified in paragraph (d) of the Deposit Account Control Agreement or to such other account as the Agent may from time to time designate in writing.

Very truly yours,

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

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Annex 2 to

Amended and Restated Pledge and Security Agreement

CONTROL ACCOUNT AGREEMENT

[Name and Address
of Approved Securities
Intermediary]

[Date]

Ladies and Gentlemen:

The undersigned                                (the “Pledgor”) together with certain of its affiliates are party to an Amended and Restated Pledge and Security Agreement, dated as of March 15, 2002, in favor of BNP Paribas, as agent for the Secured Parties referred to therein (the “Pledgee” and such agreement the “Pledge and Security Agreement”) pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No.               of the Pledgor (the “Pledge”).

In connection therewith, the Pledgor hereby instructs you (the “Approved Securities Intermediary”) to do all of the following:

1.                       maintain the Account, as “                     - BNP Paribas Control Account”;

2.                    hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the “Assets”), including without limitation those assets listed in Exhibit A attached hereto and made a part hereof;

3.                    provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4.                    honor only the instructions or Entitlement Orders in regard to or in connection with the Account given by an Authorized Officer of the Pledgee, except that until such time as the Pledgee gives a written notice to the Approved Securities Intermediary that the Pledgor’s rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer may (a) exercise any voting right that it may have with respect to any Asset, (b) give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest [and dividends] paid with respect to the Assets [and all cash proceeds of any sale of Assets] (“Permitted Withdrawals”); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash and/or securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

A2-1

By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder).  The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against any claim, cause of action, liability, lawsuit, demand or damages, including, without limitation, any court cost and reasonable attorney’s fee, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Pledgee.  [In the event that the Approved Securities Intermediary is sued or becomes involved in litigation as a result of complying with the above stated written instructions, the Pledgor and the Pledgee agree that the Approved Securities Intermediary shall be entitled to charge all costs and fees it incurs in connection with such litigation to the Assets in the Account and withdraw such sums as the costs and charges accrue.]

The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

For the purpose of this Agreement, the term “Authorized Officer of the Pledgor” shall refer in the singular to             or                       (each of whom is, on the date hereof, an officer or director of the Pledgor) and “Authorized Officer of the Pledgee” shall refer in the singular to any person who is a vice president or managing director of the Pledgee.  In the event that the Pledgor shall find it advisable to designate a replacement for any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary and the Pledgee.

Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

As long as the Assets are pledged to the Pledgee: (i) the Approved Securities Intermediary will not invade the Assets to cover margin debits or calls in any other accounts of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have.  The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets.  In the event any such notice is received, the Approved Securities Intermediary will promptly notify the Pledgee.  The Pledgor herein represents that the Assets are free and clear of any lien or encumbrances and agrees that, with the exception of the security interest granted to the Pledgee, no Lien or encumbrance will be placed by it on the Assets without the express written consent of both the Pledgee and the Approved Securities Intermediary.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law

A2-2

of the Approved Securities Intermediary’s jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the “UCC”) shall be, the law of the State of New York.

The Approved Securities Intermediary will treat all property at any time held by the Approved Securities Intermediary in the Account as financial assets within the meaning of the UCC.  The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulation for the Federal Reserve Book Entry System, of the Pledgee’s security interest in the Assets.  The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee’s  control of the Assets and to confirm the first priority of the Pledgee’s security interest in the Assets.  [The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee’s security interest in the Assets.]

If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted.  This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary.  This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

This Agreement may be terminated by the Approved Securities Intermediary upon 30 days’ prior written notice to the Pledgor and the Pledgee.  Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

A2-3

IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

[PLEDGOR]

By:
Name:
Title:

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND AGREED:

[APPROVED FINANCIAL INTERMEDIARY]

By:
Name:
Title:

A2-4

EXHIBIT A

List of Assets for Pledged Collateral Account Number:

ASSETS

A2-5

Annex 3 to

Amended and Restated Pledge and Security Agreement

PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of                  , 20      , is delivered pursuant to Section 4.4(a) of the Amended and Restated Pledge and Security Agreement dated                 , 20      , by the undersigned Grantor and the other Loan Parties from time to time party thereto as Grantors in favor of BNP Paribas, as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.  Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

[GRANTOR]

By:
Name:
Title:

Pledged Stock

Issuer	Class	Certificate No(s).	Par Value	Number of Shares, Units or Interests

Pledged Debt

Issuer	Description of Debt	Certificate No(s).	Final Maturity	Principal Amount

A3-1

ACKNOWLEDGED AND AGREED
as of the date of this Pledge Amendment
first above written.

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

A3-2

Annex 4 to

Amended and Restated Pledge and Security Agreement

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of              , 20      , is delivered pursuant to Section 7.10 of the Amended and Restated Pledge and Security Agreement dated as of March 15, 2002 by Euramax International, Inc. and the Subsidiaries thereof listed on the signature pages thereof in favor of the BNP Paribas, as agent (the “Agent”) for the Secured Parties referred to therein (the “Pledge and Security Agreement”).  Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent and grants to the Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder.

The information set forth in Annex 1–A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

A4-1

ACKNOWLEDGED AND AGREED
as of the date of this Joinder Agreement
first above written.

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

A4-2

Annex 5 to

Amended and Restated Pledge and Security Agreement

FORM OF

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of                   , 20      , by Euramax International, Inc. and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.10 of the Security Agreement referred to below (each a “Grantor” and, collectively, the “Grantors”), in favor of BNP Paribas (“BNP Paribas”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantors and the other Loan Parties party thereto and the Agent, the Lenders, the Swing Loan Lender and Issuers party thereto and, the Lenders, the Swing Loan Lender and the Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein; and

WHEREAS, each Grantor is party to a Guaranty pursuant to which it has guaranteed the Obligations; and

WHEREAS, all the Grantors are party to an Amended and Restated Pledge and Security Agreement of even date herewith in favor of the Agent (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Swing Loan Lender, the Issuers and the Agent to enter into the Credit Agreement and to induce the Lenders, the Swing Loan Lender and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Agent as follows:

SECTION 1. Defined Terms.  Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral.  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Copyright Collateral”):

(a)   all of its Copyrights and Copyright Licenses to which it is a party, in each case, that are filed with the United States Copyright Office, including those listed on Schedule I hereto;

(b)   all renewals, reissues, continuations or extensions of the foregoing; and

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(c)   all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any such Copyright or Copyright licensed under any such Copyright License.

SECTION 3. Security Agreement.  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[signature page follows]

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IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first  set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:
Accepted and Agreed:

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

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ACKNOWLEDGEMENT OF GRANTOR

STATE OF                                )

                                                   )    ss.

COUNTY OF                            )

On this       day of                      ,        before me personally appeared                                     , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                    , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

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SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS

A.        REGISTERED U.S. COPYRIGHTS

Including Copyright Reg. No. and Date

B.        U.S. COPYRIGHT APPLICATIONS

C.        U.S. COPYRIGHT LICENSES

Including Name of Agreement, Parties and Date of Agreement

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Annex 6 to

Amended and Restated Pledge and Security Agreement

FORM OF PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of                       , 20      , by Euramax International, Inc. and each of the other Loan Parties listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.10 of the Security Agreement referred to below (each a “Grantor” and, collectively, the “Grantors”), in favor of BNP Paribas (“BNP Paribas”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantors and the other Loan Parties party thereto and the Agent, the Lenders, the Swing Loan Lender and Issuers party thereto and the Agent, the Lenders, the Swing Loan Lender and the Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein; and

WHEREAS, each Grantor is party to a Guaranty pursuant to which it has guaranteed the Obligations; and

WHEREAS, all the Grantors are party to an Amended and Restated Pledge and Security Agreement of even date herewith in favor of the Agent (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Swing Loan Lender, the Issuers and the Agent to enter into the Credit Agreement and to induce the Lenders, the Swing Loan Lender and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Agent as follows:

SECTION 1. Defined Terms.  Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral.  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Patent Collateral”):

(a)   all of its Patents and Patent Licenses to which it is a party, in each case, that are filed with the United States Patent and Trademark Office, including those listed on Schedule I hereto;

(b)   all renewals, reissues, continuations or extensions of the foregoing; and

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(c)   all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement of any such Patent or any Patent licensed under any such Patent License.

SECTION 3. Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[signature page follows]

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first  set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed:

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

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ACKNOWLEDGEMENT OF GRANTOR

STATE OF                                )

                                                   )    ss.

COUNTY OF                            )

On this        day of                         ,          before me personally appeared                               , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                     , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

____________________________

Notary Public

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SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS

A.        REGISTERED U.S. PATENTS

Including Patent Reg. No. and Date

B.        U.S. PATENT APPLICATIONS

B.        U.S. PATENT LICENSES

Including Name of Agreement, Parties and Date of Agreement

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Annex 7 to

Amended and Restated Pledge and Security Agreement

FORM OF

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of                           , 20      , by Euramax International, Inc. and each of the other Loan Parties listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.10 of the Security Agreement referred to below (each a “Grantor” and, collectively, the “Grantors”), in favor of BNP Paribas (“BNP Paribas”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of March 15, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantors and the other Loan Parties party thereto, the Lenders, the Swing Loan Lender and Issuers party thereto and the Agent, the Lenders, the Swing Loan Lender and Issuers, the Lenders, the Swing Loan Lender and the Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein; and

WHEREAS, each Grantor is party to a Guaranty pursuant to which it has guaranteed the Obligations; and

WHEREAS, all the Grantors are party to an Amended and Restated Pledge and Security Agreement of even date herewith in favor of the Agent (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Swing Loan Lender, the Issuers and the Agent to enter into the Credit Agreement and to induce the Lenders, the Swing Loan Lender and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Agent as follows:

SECTION 1. Defined Terms.  Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral.  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Trademark Collateral”):

(a)   all of its Trademarks and Trademark Licenses to which it is a party, in each case, that are filed with the United States Patent and Trademark Office, including those listed on Schedule I hereto;

(b)   all renewals, reissues, continuations or extensions of the foregoing;

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(c)   all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(d)   all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any such Trademark or Trademark licensed under any such Trademark License or (ii) injury to the goodwill associated with any such Trademark.

SECTION 3. Security Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[signature page follows]

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IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed:

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

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ACKNOWLEDGEMENT OF GRANTOR

STATE OF                                )

                                                   )    ss.

COUNTY OF                            )

On this      day of                         ,            before me personally appeared                                    , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                          , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

____________________________

Notary Public

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SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS

A.        REGISTERED U.S. TRADEMARKS

Including Mark Reg. No. and Date

B.        U.S. TRADEMARK APPLICATIONS

C.        U.S. TRADEMARK LICENSES

Including Name of Agreement, Parties and Date of Agreement

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